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                                                                    EXHIBIT 23.2


                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Dense-Pac Microsystems, Inc. on Form S-3 of our report dated April 7, 2000, appearing in the Annual Report on Form 10-KSB of Dense-Pac Microsystems, Inc. for the year ended February 29, 2000, and to the reference to us under the heading "Experts" in the Prospectus which is part of this Registration Statement.


/s/  DELOITTE & TOUCHE  LLP

Costa Mesa, California
November 27, 2000




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